STATEMENTS OF CASH FLOWS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Cash flows from operating activities
Net Income (Loss)	$ 86	$ 78	$ 62
Adjustments to Reconcile Net Income (Loss) to Cash Provided by (Used in) Operating Activities
Deposits	(44)	(50)	(58)
Changes in operating assets and liabilities
(Increase) in other receivables	24	(29)	(20)
Increase / (Decrease) in accounts payable	(7)	(1)	(2)
Net cash used in operating activities	59	(2)	(18)
Cash flows from investing activities
Interest from banks deposits, net of deposits during the year	(79)	42	17
Net cash provided by (used in( investing activities	(79)	42	17
Increase (decrease) in cash and cash equivalents	(20)	40	(1)
Cash and cash equivalents at the beginning of the year	57	17	18
Cash and cash equivalents at the end of the year	37	57	17
Appendix A - Supplemental cash flow information
Interest obtained during the year	$ 109	$ 125	$ 78